Pennsylvania Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(Unaudited)

	At or for the			At or for the
	Three Months Ended			Six Months Ended
	June 30,			June 30,
			%			%
(in thousands, except per share amounts)	2008	2007	Change	2008	2007	Change

Income Statement Data:
Net interest income	$ 19,087	$ 14,254	34%	$ 37,670	$ 27,482	37%
Provision for loan losses	1,400	500	180	2,375	980	142
Noninterest income	6,493	5,705	14	12,486	10,875	15
Total revenues	25,580	19,959	28	50,156	38,357	31
Noninterest operating expenses	19,077	17,308	10	37,978	33,798	12
Net income	3,506	1,571	123	6,712	2,683	150

Per Common Share Data:
Net income: Basic	$ 0.55	$ 0.25	120%	$ 1.05	$ 0.43	144%
Net income: Diluted	0.54	0.24	125	1.03	0.41	151

Book Value				$ 17.53	$ 16.60	6%

Weighted average shares outstanding:
Basic	6,341	6,223		6,334	6,195
Diluted	6,504	6,458		6,499	6,430

Balance Sheet Data:
Total assets				$ 2,045,103	$ 1,915,463	7%
Loans (net)				1,298,308	1,070,353	21
Allowance for loan losses				12,210	10,358	18
Investment securities				539,470	657,120	(18)
Total deposits				1,546,672	1,532,449	1
Core deposits				1,532,208	1,514,453	1
Stockholders' equity				112,371	104,721	7

Capital:
Stockholders' equity to total assets				5.49%	5.47%
Leverage ratio				7.70	7.22
Risk based capital ratios:
Tier 1				10.05	10.03
Total Capital				10.86	10.78

Performance Ratios:
Cost of funds	1.73%	3.30%		1.92%	3.35%
Deposit cost of funds	1.18	2.43		1.31	2.58
Net interest margin	4.10	3.19		4.08	3.11
Return on average assets	0.71	0.33		0.69	0.29
Return on average total stockholders' equity	12.57	6.00		11.98	5.21

Asset Quality:
Net charge-offs to average loans outstanding				0.07%	0.03%
Nonperforming assets to total period-end assets				0.65	0.21
Allowance for loan losses to total period-end loans				0.93	0.96
Allowance for loan losses to nonperforming loans				95	278
Nonperforming assets to capital and reserves				11%	3%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	Quarter ending,

	June 2008			March 2008			June 2007
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$ 572,632	$ 7,109	4.97%	$ 616,294	$ 7,927	5.14%	$ 686,714	$ 9,108	5.31%
Tax-exempt	1,622	25	6.17	1,621	25	6.17	1,620	25	6.17
Total securities	574,254	7,134	4.97	617,915	7,952	5.15	688,334	9,133	5.31
Federal funds sold	0	0	0.00	0	0	0.00	0	0	0.00
Loans receivable
Mortgage and construction	622,055	10,248	6.53	579,577	9,992	6.83	530,395	9,695	7.24
Commercial loans and lines of credit	344,512	5,373	6.17	332,486	5,865	6.98	301,393	6,068	7.97
Consumer	235,819	3,543	6.04	226,889	3,717	6.59	201,034	3,410	6.80
Tax-exempt	72,240	1,227	6.79	56,742	985	6.94	49,847	859	6.89
Total loans receivable	1,274,626	20,391	6.36	1,195,694	20,559	6.83	1,082,669	20,032	7.35
Total earning assets	$ 1,848,880	$ 27,525	5.93%	$ 1,813,609	$ 28,511	6.26%	$ 1,771,003	$ 29,165	6.55%

Sources of Funds
Interest-bearing deposits
Regular savings	$ 335,255	$ 889	1.07%	$ 349,976	$ 1,200	1.38%	$ 375,370	$ 2,365	2.53%
Interest checking and money market	694,178	2,548	1.48	706,625	3,360	1.91	674,125	6,138	3.65
Time deposits	199,025	1,788	3.61	166,221	1,650	3.99	190,854	2,024	4.25
Public funds time	24,607	223	3.64	22,920	237	4.16	17,839	219	4.92
Total interest-bearing deposits	1,253,065	5,448	1.75	1,245,742	6,447	2.08	1,258,188	10,746	3.43
Short-term borrowings	236,957	1,338	2.23	230,749	1,911	3.28	238,520	3,204	5.31
Other borrowed money	50,000	554	4.38	50,000	555	4.39	0	0	0.00
Junior subordinated debt	29,400	661	8.99	29,400	661	8.99	29,400	661	8.99
Total interest-bearing liabilities	1,569,422	8,001	2.04	1,555,891	9,574	2.46	1,526,108	14,611	3.83
Noninterest-bearing funds (net)	279,458			257,718			244,895
Total sources to fund earning assets	$ 1,848,880	$ 8,001	1.73%	$ 1,813,609	$ 9,574	2.11%	$ 1,771,003	$ 14,611	3.30%
Net interest income and margin
on a tax-equivalent basis		$ 19,524	4.20%		$ 18,937	4.15%		$ 14,554	3.25%
Tax-exempt adjustment		437			354			300
Net interest income and margin		$ 19,087	4.10%		$ 18,583	4.07%		$ 14,254	3.19%

Other Balances:
Cash and due from banks	$ 43,842			$ 46,913			$ 51,842
Other assets	83,137			89,927			90,813
Total assets	1,975,859			1,950,449			1,913,658
Demand deposits (noninterest-bearing)	283,693			270,345			274,794
Other liabilities	10,577			11,041			7,725
Stockholders' equity	112,167			113,172			105,031

	Year-to-date,

	June 2008			June 2007
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$ 594,463	$ 15,036	5.06%	$ 695,668	$ 18,487	5.31%
Tax-exempt	1,621	50	6.17	1,619	50	6.18
Total securities	596,084	15,086	5.06	697,287	18,537	5.32
Federal funds sold	0	0	0.00	0	0	0.00
Loans receivable
Mortgage and construction	600,816	20,240	6.67	504,177	18,169	7.17
Commercial loans and lines of credit	338,499	11,238	6.57	307,063	12,336	7.99
Consumer	231,354	7,260	6.31	197,713	6,657	6.79
Tax-exempt	64,491	2,212	6.86	43,303	1,470	6.79
Total loans receivable	1,235,160	40,950	6.59	1,052,256	38,632	7.32
Total earning assets	$ 1,831,244	$ 56,036	6.09%	$ 1,749,543	$ 57,169	6.52%

Sources of Funds
Interest-bearing deposits
Regular savings	$ 342,616	$ 2,088	1.23%	$ 376,546	$ 4,855	2.60%
Interest checking and money market	700,401	5,909	1.70	687,338	12,990	3.81
Time deposits	182,623	3,438	3.79	195,721	4,125	4.25
Public funds time	23,763	460	3.89	18,720	455	4.90
Total interest-bearing deposits	1,249,403	11,895	1.91	1,278,325	22,425	3.54
Short-term borrowings	233,853	3,249	2.75	202,087	5,423	5.34
Other borrowed money	50,000	1,109	4.39	0	0	0.00
Junior subordinated debt	29,400	1,322	8.99	29,400	1,322	8.99
Total interest-bearing liabilities	1,562,656	17,575	2.25	1,509,812	29,170	3.88
Noninterest-bearing funds (net)	268,588			239,731
Total sources to fund earning assets	$ 1,831,244	$ 17,575	1.92%	$ 1,749,543	$ 29,170	3.35%
Net interest income and margin
on a tax-equivalent basis		$ 38,461	4.17%		$ 27,999	3.17%
Tax-exempt adjustment		791			517
Net interest income and margin		$ 37,670	4.08%		$ 27,482	3.11%

Other Balances:
Cash and due from banks	$ 45,378			$ 50,119
Other assets	86,533			90,277
Total assets	1,963,155			1,889,939
Demand deposits (noninterest-bearing)	277,019			268,443
Other liabilities	10,810			7,813
Stockholders' equity	112,670			103,871

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	6/30/2008	6/30/2007	Year-ended	6/30/2008	6/30/2007
(dollar amounts in thousands)	Three Months Ended		12/31/2007	Six Months Ended

Balance at beginning of period	$ 11,627	$ 9,992	$ 9,685	$ 10,742	$ 9,685
Provisions charged to operating expense	1,400	500	1,762	2,375	980
	13,027	10,492	11,447	13,117	10,665

Recoveries on loans charged-off:
Commercial	7	1	11	131	2
Consumer	17	9	53	23	14
Real estate	0	0	8	0	8
Total recoveries	24	10	72	154	24

Loans charged-off:
Commercial	(719)	(86)	(634)	(884)	(262)
Consumer	(70)	(58)	(69)	(108)	(67)
Real estate	(52)	0	(74)	(69)	(2)

Total charged-off	(841)	(144)	(777)	(1,061)	(331)

Net charge-offs	(817)	(134)	(705)	(907)	(307)

Balance at end of period	$ 12,210	$ 10,358	$ 10,742	$ 12,210	$ 10,358

Net charge-offs as a percentage of
average loans outstanding	0.07%	0.01%	0.07%	0.07%	0.03%

Allowance for loan losses as a percentage of
period-end loans	0.93%	0.96%	0.93%	0.93%	0.96%

Pennsylvania Commerce Bancorp, Inc. and Subsidiaries
Summary of Non-Performing Loans and Assets
(unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Nonaccrual loans:
Commercial	$ 2,577	$ 1,158	$ 534	$ 997	$ 1,362
Consumer	125	120	57	57	54
Real Estate:
Construction	735	284	385	529	520
Real Estate	3,433	2,183	1,959	1,767	1,784
Total nonaccrual loans	6,870	3,745	2,935	3,350	3,720
Loans past due 90 days or more
and still accruing	6,036	15	0	0	0
Renegotiated loans	0	0	0	0	0
Total nonperforming loans	12,906	3,760	2,935	3,350	3,720

Foreclosed real estate	421	588	489	390	300

Total nonperforming assets	$ 13,327	$ 4,348	$ 3,424	$ 3,740	$ 4,020

Nonperforming loans to total loans	0.98%	0.31%	0.25%	0.30%	0.34%

Nonperforming assets to total assets	0.65%	0.22%	0.17%	0.19%	0.21%

Nonperforming loan coverage	95%	309%	366%	319%	278%

Allowance for loan losses as a percentage
of total period-end loans	0.93%	0.96%	0.93%	0.96%	0.96%

Nonperforming assets / capital plus allowance for loan losses	11%	4%	3%	3%	3%

CONTACT:	Pennsylvania Commerce Bancorp, Inc.
Gary L. Nalbandian, Chairman/President
717-412-6301
or
Mark A. Zody, Chief Financial Officer
717-412-6301
SOURCE:	Pennsylvania Commerce Bancorp, Inc.